SMITH BARNEY ALLOCATION SERIES INC.

Global Portfolio

High Growth Portfolio

Growth Portfolio

Balanced Portfolio

Conservative Portfolio

Income Portfolio

Supplement dated July 23, 2004

to Prospectus dated May 28, 2004

The following information supplements the disclosure in the Prospectus of the Portfolios listed above. Defined terms have the same meanings as set forth in the Prospectus.

On July 14, 2004, the shareholders of Global Portfolio, a series of Smith Barney Allocation Series Inc. (“Allocation Series”), approved a reorganization pursuant to which High Growth Portfolio, also a series of Allocation Series, would acquire the assets and assume the liabilities of Global Portfolio in exchange for shares of High Growth Portfolio. This reorganization allows Global Portfolio shareholders to maintain an investment in a fund with the same investment objective and similar investment policies. The reorganization occurred at the close of business on July 23, 2004.

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